Exhibit 99.1

Swisher Hygiene Inc. Receives Nasdaq Notice

Intends to Request Hearing

CHARLOTTE, N.C., November 18, 2015 -- Swisher Hygiene Inc. (the “Company”) (NASDAQ: SWSH) announced today that on November 12, 2015, the Company received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, in accordance with Nasdaq Listing Rule 5100, the Staff believes the Company is a “public shell” and, as a result, the continued listing of the Company’s securities on Nasdaq is no longer warranted.  The Company intends to timely request a hearing before the Nasdaq Listing Qualifications Panel to address the Staff’s determination, which request will automatically stay any delisting action by the Staff.  We anticipate that trading in the Company’s securities will continue on Nasdaq pending the ultimate resolution of this matter with Nasdaq.

The Company’s Board of Directors will continue to determine when and whether to proceed with the Plan of Dissolution approved by the Company’s stockholders on October 15, 2015, which provided the Board of Directors with the discretion to determine, within twelve months of such approval, when and whether to proceed with the Plan of Dissolution.

Cautionary Statement on Forward-Looking Information

All statements other than statements of historical fact contained in this press release constitute "forward-looking information" or "forward-looking statements" within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this press release unless otherwise stated. All statements other than historical facts are, or may be, deemed to be forward looking statements. The words "plans," "expects," "is expected," "scheduled," "estimates," or "believes," or similar words or variations of such words and phrases or statements that certain actions, events or results "may," "could," "would," "might," or "will be taken," "occur," and similar expressions identify forward-looking statements.

Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies.  All of these assumptions have been derived from information currently available to the Company including information obtained by the Company from third-party sources. These assumptions may prove to be incorrect in whole or in part.  All of the forward-looking statements made in this press release are qualified by the above cautionary statements and those made in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com, and the Company’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on the Company’s SEDAR profile at www.sedar.com. The forward-looking information set forth in this press release is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

About Swisher Hygiene Inc.

Swisher Hygiene Inc. is a NASDAQ listed company that closed on the sale of its U.S. operations to Ecolab on November 2, 2015.  For more information, please visit www.swshinvestors.com.

For Further Information, Please Contact:

Swisher Hygiene Inc.

Investor Contact:
Garrett Edson, ICR
Phone: (203) 682-8331